AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

                                            POWER OF ATTORNEY

City of Minneapolis

State of Minnesota

Each of the undersigned, as a director and/or officer of American Enterprise Life Insurance Company (AEL), on behalf of the below listed registrants previously have filed registration statements and amendments thereto pursuant to requirements of the Securities Act of 1933 and the Investment Company Act of 1940 with the Securities and Exchange Commission:


                                                                               1933 Act               1940 Act
                                                                               Reg. Number            Reg. Number
American Enterprise Variable Annuity Account
     AEL Personal Portfolio Plus 2/AEL Personal Portfolio Plus/AEL               33-54471               811-7195
Personal PortfolioSM (AEL-Plus2)
     AEL Preferred Variable Annuity (AEL-Preferred)                             333-20217               811-7195
     American Express New Solutions Variable AnnuitySM (New   Solutions)        333-92297               811-7195
     American Express(R)Galaxy Premier Variable Annuity (Galaxy)                333-82149               811-7195
     American Express Pinnacle Variable AnnuitySM (Pinnacle)                    333-82149               811-7195
     American Express Platinum Variable AnnuitySM (Platinum)                    333-72777               811-7195
     American Express Signature One Variable AnnuitySM (Signature               333-85567               811-7195
One)
     American Express Signature Variable AnnuitySM (Signature)                  333-74865               811-7195
     Wells Fargo AdvantageSM Variable Annuity (Wells Advantage)                 333-85567               811-7195
     Wells Fargo AdvantageSM Builder Variable Annuity (Wells  Builder)          333-85567               811-7195
American Enterprise Variable Life Account                                       333-84121               811-09515
------------------------------------------------------------------------
     American Express Signature Variable Universal LifeSM (SIG-
VUL)
American Enterprise MVA Account
     American Express New Solutions Variable AnnuitySM (New Solutions)          333-86297                 N/A
     American Express Signature One Variable AnnuitySM (Signature One)
     American Express Signature Variable AnnuitySM (Signature)                  333-86297                 N/A
     Wells Fargo AdvantageSM Variable Annuity (Wells Advantage)
     Wells Fargo AdvantageSM Builder Variable Annuity (Wells Builder)           333-86297                 N/A
                                                                                333-86297                 N/A
                                                                                333-86297                 N/A

hereby constitutes and appoints Christine E. Harbron,  Eric L. Marhoun,  Timothy
S. Meehan Mary Ellyn Minenko, Eileen J. Newhouse, James M. Odland, Teresa J. Rasmussen, Monica P. Vickman and H. Bernt von Ohlen or any one of them, as his/her attorney-in-fact and agent, to sign for him/her in his/her name, place and stead any and all filings, applications (including applications for exemptive relief), periodic reports, registration statements for existing or future products (with all exhibits and other documents required or desirable in connection therewith), other documents, and amendments thereto and to file such filings, applications, periodic reports, registration statements, other documents, and amendments thereto with the Securities and Exchange Commission, and any necessary states, and grants to any or all of them the full power and authority to do and perform each and every act required or necessary in connection therewith.



Dated the 25th day of April, 2001.

/s/ Gumer C. Alvero
----------------------
    Gumer C. Alvero
    Director, Chairman of the Board
    and Executive Vice President - Annuities


/s/ Carol A. Holton
----------------------
    Carol A. Holton
    Director, President and Chief
    Executive Officer


/s/ Paul S. Mannweiler
----------------------
    Paul S. Mannweiler
    Director


/s/ Teresa J. Rasmussen
----------------------
    Teresa J. Rasmussen
    Director, Vice President,
    General Counsel and Secretary



/s/ Stuart A. Sedlacek
----------------------
    Stuart A. Sedlacek
    Executive Vice President


/s/ Philip C. Wentzel
----------------------
    Philip C. Wentzel
    Vice President and Controller


/s/ David L. Yowan
----------------------
    David L. Yowan
    Vice President and Treasurer